SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.             )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

CHINA HOLDINGS ACQUISITION CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

CHINA HOLDINGS ACQUISITION CORP.

1000 N. West Street, Suite 1200

Wilmington, Delaware 19801

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 23, 2009

To Our Stockholders:

The Annual Meeting of Stockholders (the “Annual Meeting”) of China Holdings Acquisition Corp., a Delaware corporation, will be held on Thursday, July 23, 2009 at 12:00 p.m. Eastern Time at 50 Main Street, Suite 1000, White Plains, New York 10606, for the following purposes, as described in the attached Proxy Statement:

1. To elect six members to our Board of Directors to hold office until our next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2. To ratify the appointment of McGladrey & Pullen, LLP, as our independent registered public accountants for the fiscal year ending December 31, 2009; and

3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on June 19, 2009, as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

By Order of the Board of Directors,

Paul K. Kelly, Chief Executive Officer and Chairman of the Board of Directors

Wilmington, Delaware

June 23, 2009

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

CHINA HOLDINGS ACQUISITION CORP.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

China Holdings Acquisition Corp. (“CHAC” or the “Company”) is furnishing you this Proxy Statement on behalf of its Board of Directors to solicit proxies for its Annual Meeting of Stockholders (the “Annual Meeting”), and any adjournments or postponements of the Annual Meeting. We plan to hold the Annual Meeting on Thursday, July 23, 2009 at 12:00 p.m. Eastern Time at 50 Main Street, Suite 1000, White Plains, New York 10606. The approximate date that this Proxy Statement, the accompanying Notice of Annual Meeting, and the enclosed Form of Proxy are first being sent to stockholders is on or about June 23, 2009. The Company’s Annual Report on Form 10-K (the “Annual Report”) for the year ended December 31, 2008, will be mailed or delivered concurrently with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting materials. The Company’s principal executive offices are located at 1000 N. West Street, Suite 1200, Wilmington, Delaware 19801.

Matters To Be Considered at the Annual Meeting

At the Annual Meeting, holders of our common stock will consider and vote upon proposals to:

•	elect six members to our Board of Directors to hold office until our next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

•	to ratify the appointment of McGladrey & Pullen, LLP, as our independent registered public accountants for the fiscal year ending December 31, 2009; and

•	to transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Outstanding Shares; Voting Rights

The Board of Directors has set the close of business on June 19, 2009, as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. The common stock is the only outstanding class of securities of the Company entitled to vote. Each share of common stock has one vote. Only stockholders of record as of the close of business as of the record date will be entitled to vote. A list of stockholders entitled to vote at the Annual Meeting will be available at our offices, 1000 N. West Street, Suite 1200, Wilmington, Delaware 19801, for a period of ten days prior to the Annual Meeting for examination by any stockholder. As of the record date, there were 16,000,000 shares of common stock issued and outstanding.

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of all of the shares of common stock outstanding on the record date will constitute a quorum, permitting us to conduct business at the Annual Meeting. If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of a quorum, but will not be counted as votes cast “for” or “against” any given matter. If less than a majority of outstanding shares of common stock entitled to vote are represented at the Annual Meeting, a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the Annual Meeting before an adjournment is taken.

The affirmative vote, either in person or by proxy, of a plurality of the votes cast at the Annual Meeting is required for the election of the directors. This means that nominees who receive the highest number of votes are elected. Abstentions and broker non-votes are not votes cast and are not counted in determining whether a nominee is elected. A properly executed proxy marked to “Withhold Authority” with respect to the election of one or more nominees for director will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Stockholders do not have the right to cumulate their votes for directors.

The affirmative vote (either in person or by proxy) of a majority of the shares of our common stock present at the Annual Meeting will be required for the ratification of our independent public accountants. Abstentions and broker non-votes are treated as shares present or represented and entitled to vote on such matter, and thus will have the same effect as negative votes. A properly executed proxy marked “Abstain” with respect to this matter will not be voted for the ratification, although it will be counted for purposes of determining whether there is a quorum.

As of the record date, our directors and executive officers beneficially owned 3,084,920 shares of common stock, representing approximately 19% of the outstanding shares of common stock entitled to vote at the Annual Meeting. Accordingly, even if all of such shares are voted in favor of the proposals described above, no assurance can be given that all of such proposals would be approved.

Shares of common stock represented by a properly executed proxy received in time to permit its use at the Annual Meeting and any adjournments or postponements thereof will be voted in accordance with the instructions indicated therein. If no instructions are indicated, the shares of common stock represented by the proxy will be voted (a) FOR the election of all six nominees for director, and (b) FOR the ratification of our independent registered public accountants. We do not anticipate that any of our nominees will be unavailable for election and we do not know of any matters that may be brought before the Annual Meeting. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matter in accordance with their best judgment.

You are requested, regardless of the number of shares you hold, to sign the proxy and return it promptly in the enclosed envelope.

Revocability of Proxies

If you grant a proxy, you may revoke your proxy at any time until it is voted by:

•	delivering a notice of revocation to the attention of Chief Executive Officer, China Holdings Acquisition Corp., 1000 N. West Street, Suite 1200, Wilmington, Delaware 19801;

•	submitting a proxy with a later date prior to the Annual Meeting; or

•	appearing at the Annual Meeting, revoking the proxy and voting in person.

Attendance at the Annual Meeting will not in and of itself revoke a proxy that you submitted prior to the Annual Meeting.

Solicitation of Proxies

The enclosed proxy is solicited on behalf of our Board of Directors. We will bear the cost of the solicitation of proxies and will solicit proxies by mail. In addition, our directors, officers and employees may solicit proxies from stockholders by telephone, in person or any other lawful means. We will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy solicitation material to the beneficial owners of common stock held of record by those persons, and we will reimburse them for reasonable out-of-pocket expenses.

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information as of June 1, 2009, with respect to the beneficial ownership of common stock by each of our executive officers, directors, and special advisors; each stockholder known by us to be the beneficial owner of more than 5% of the Company’s common stock; and all of our executive officers and directors as a group.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned		Percentage of Ownership
Paul K. Kelly	1,096,255	(2)	6.9%

James D. Dunning, Jr.	1,096,255	(3)	6.9%

Alan G. Hassenfeld	575,760	(4)	3.6%

Gregory E. Smith	143,910	(5)	*

Cheng Yan Davis	115,200	(6)	*

Xiao Feng	57,540	(7)	*

Soopakij (Chris) Chearavanont	57,540	(7)	*

Ruey Bin Kao	57,540	(7)	*

All directors and executive officers as a group (6 individuals)	3,084,920	(14)	19.3%

David Knott and Dorset Management Corporation (8)	1,000,000		6.3%

Aldebaran Investments LLC (9)	981,582		6.13%

QVT Financial LP and QVT Financial GP LLC (10)	891,035		5.57%

The Baupost Group, LLC, SAK Corporation and Seth A. Klarman (11)	1,050,000		6.56%

Drawbridge DSO Securities LLC, Drawbridge OSO Securities LLC, Drawbridge Special Opportunities Fund LP, Drawbridge Special Opportunities Fund Ltd., Drawbridge Special Opportunities GP LLC, Drawbridge Special Opportunity Advisors LLC, Fortress Principal Investment Holdings IV LLC, FIG LLC, Fortress Operating Entity I LP, FIG Corp., Fortress Investment Group LLC (12)	990,000		6.2%

Del Mar Master Fund, Ltd.(13)	1,055,000		6.59%

*	Less than 1%
(1)	Unless otherwise indicated, the business address of each of the individuals 1000 N. West Street, Suite 1200, Wilmington, DE 19801.
(2)	Excludes an aggregate 941,875 shares of common stock issuable upon exercise of a like number of warrants, which are not exercisable within the next 60 days.
(3)	Excludes an aggregate 941,875 shares of common stock issuable upon exercise of a like number of warrants, which are not exercisable within the next 60 days.
(4)	Excludes an aggregate 495,000 shares of common stock issuable upon exercise of a like number of warrants, which are not exercisable within the next 60 days.
(5)	Excludes an aggregate 123,750 shares of common stock issuable upon exercise of a like number of warrants, which are not exercisable within the next 60 days.
(6)	Excludes an aggregate 123,750 shares of common stock issuable upon exercise of a like number of warrants, which are not exercisable within the next 60 days.
(7)	Excludes an aggregate 49,500 shares of common stock issuable upon exercise of a like number of warrants, which are not exercisable within the next 60 days.
(8)	Based upon information contained in the Schedule 13G/A filed February 13, 2009 by Dorset Management Corporation and David M. Knott. The business address of Dorset Management Corporation and David Knott is 485 Underhill Boulevard, Suite 205, Syosset, New York 11791. Pursuant to the Schedule 13G/A, Mr. Knott is the president of Dorset Management Corporation.

(9)	Based upon information contained in the Schedule 13G filed February 17, 2009 by Aldebaran Investments LLC, 500 Park Avenue, 5th Floor, New York, NY 10022.
(10)	Based on information contained in a Schedule 13G filed by QVT Financial LP and QVT Financial GP LLC on October 28, 2008. The business address of QVT Financial LP and QVT Financial GP LLC is 1177 Avenue of the Americas, 9th Floor, New York, New York 10036. QVT Financial LP (“QVT Financial”) is the investment manager for QVT Fund LP (the “Fund”), which beneficially owns 741,132 shares of our common stock, and for Quintessence Fund L.P. (“Quintessence”), which beneficially owns 79,945 shares of our common stock. QVT Financial is also the investment manager for a separate discretionary account managed for Deutsche Bank AG (the “Separate Account”), which holds 69,958 shares of our common stock. QVT Financial has the power to direct the vote and disposition of the common stock held by the Fund, Quintessence and the Separate Account. Accordingly, QVT Financial may be deemed to be the beneficial owner of an aggregate amount of 891,035 shares of our common stock, consisting of the shares owned by the Fund and Quintessence and the shares held in the Separate Account. QVT Financial GP LLC, as General Partner of QVT Financial, may be deemed to beneficially own the same number of shares of our common stock reported by QVT Financial. Each of QVT Financial and QVT Financial GP LLC disclaims beneficial ownership of the shares of our common stock owned by the Fund and Quintessence and held in the Separate Account.
(11)	Based upon information contained in the Schedule 13G filed February 13, 2008 by The Baupost Group, L.L.C., SAK Corporation and Seth A. Klarman. The business address of The Baupost Group, L.L.C., SAK Corporation and Seth A. Klarman is 10 St. James Avenue, Suite 1700, Boston Massachusetts 02116. Mr. Klarman is the sole director of SAK Corporation, which serves as manager for The Baupost Group.
(12)	Based on information contained in a Schedule 13G filed by Drawbridge DSO Securities LLC, Drawbridge OSO Securities LLC, Drawbridge Special Opportunities Fund LP, Drawbridge Special Opportunities Fund Ltd, Drawbridge Special Opportunities GP LLC, Drawbridge Special Opportunities Advisors LLC, Fortress Principal Investment Holdings IV LLC, FIG LLC, Fortress Operating Entity I LP, FIG Corp., and Fortress Investment Group LLC filed on February 13, 2008. Drawbridge DSO Securities LLC beneficially owns 891,000 shares of common stock. Drawbridge OSO Securities LLC beneficially owns 99,000 shares of common stock. Drawbridge Special Opportunities Fund LP beneficially owns 891,000 shares solely in its capacity as the sole managing member of Drawbridge DSO Securities LLC. Drawbridge Special Opportunities GP LLC beneficially owns 891,000 shares solely in its capacity as the general partner of Drawbridge Special Opportunities Fund LP. Drawbridge Special Opportunities Advisors LLC beneficially owns 990,000 shares solely in its capacity as the investment advisor of each of Drawbridge Special Opportunities Fund LP and Drawbridge Special Opportunities Fund Ltd., the latter of which beneficially owns 99,000 shares of common stock, solely in its capacity as the sole managing member of Drawbridge OSO Securities LLC. Fortress Principal Investment Holdings IV LLC beneficially owns 891,000 shares solely in its capacity as the sole managing member of Drawbridge Special Opportunities GP LLC. FIG LLC beneficially owns 990,000 shares solely in its capacity as the sole managing member of Drawbridge Special Opportunities Advisors LLC. Fortress Operating Entity I LP beneficially owns 990,000 shares solely in its capacity as the sole managing member of each of FIG LLC and Fortress Principal Investment Holdings IV LLC. FIG Corp. beneficially owns 990,000 shares solely in its capacity as the general partner of Fortress Operating Entity I LP. Fortress Investment Group LLC beneficially owns 990,000 shares solely in its capacity as the holder of all the issued and outstanding shares of beneficial interest of FIG Corp. The address for each of the entities is c/o Fortress Investment Group LLC, 1345 Avenue of the Americas, 46th Floor, New York, New York 10105.
(13)	Based on information contained in a Schedule 13G filed by Del Mar Master Fund, Ltd., Del Mar Asset Management, LP, Del Mar Management, LLC, and David Freelove on March 27, 2009. Del Mar Master Fund, Ltd. beneficially owns 1,055,000 shares of common stock (or 6.59%). Del Mar Asset Management, LP serves as the investment manager of Del Mar Master Fund, Ltd,; Del Mar Management ,LLC serves as the general partner of the investment manager, and Mr. Freelove is the managing member of the general partner The address for each of the entities and for Mr. Freelove is 711 Fifth Avenue, New York, New York 10022.
(14)	Excludes shares of common stock issuable upon exercise of a like number of warrants, which are not exercisable within the next 60 days, as described in the preceding footnotes.

PROPOSAL 1 – ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

The Board of Directors will submit to the stockholders for their vote at the Annual Meeting a slate of directors comprising six nominees, all currently directors.

Nominees

Our bylaws provide that the number of directors may be fixed from time to time by resolution of the Board of Directors, which number shall not be less than one. The number of directors is currently fixed at six. The bylaws provide that vacancies occurring on the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors. Our executive officers serve at the discretion of the Board of Directors.

Each director elected at the Annual Meeting will serve for a term expiring at the next Annual Meeting of Stockholders and until a successor has been duly elected and qualified. Paul K. Kelly, James D. Dunning, Jr., Alan G. Hassenfeld, Gregory E. Smith, Xiao Feng, and Cheng Yan Davis have been nominated as directors to be elected by the stockholders at this Annual Meeting, and proxies will be voted for all six nominees, absent contrary instructions. All nominees are currently directors of the Company. The biographical information regarding the nominees for election to our Board of Directors is set forth below. No nominee is related to any other nominee to the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ALL NOMINEES FOR DIRECTORS.

Executive Officers and Directors

Paul K. Kelly is our Chairman of the Board and Chief Executive Officer. Since February 1992, Mr. Kelly has been the President and Chief Executive Officer of Knox & Co., an investment banking firm specializing in mergers and acquisitions, corporate restructuring and international financial advisory services for clients in the U.S., Asia, and throughout the world. In 2004, Mr. Kelly formed the Westgate Group, Inc., a strategic advisory firm focusing upon identifying and implementing cross-border business opportunities for clients with an emphasis on Asia and the Pacific Basin, for which he acts as Chairman, CEO, and is the majority shareholder. Mr. Kelly is also the President, Chief Executive Officer and sole shareholder of PH II, Inc., a privately held investment company which has investments in the United States and New Zealand. He has held these positions with PH II since 1988. Mr. Kelly also serves as Chairman and Chief Executive Officer of Knox Enterprises, Inc., successor to THT Inc., a privately held diversified manufacturing company. In 1996, Mr. Kelly founded the Carrington Club, a golf resort and karikari estate and winery in New Zealand for which he is the owner and Edgewater Developers, a real estate development company in New Zealand. From 1985 to 1990 Mr. Kelly served as President and Chief Executive Officer of Peers & Co., an international investment banking firm. From 1984 to 1985 Mr. Kelly was the President and a director of Quadrex Securities Corp. From 1982 to 1984 he was an Executive Vice President and Director of Dean Witter Reynolds, Inc., responsible for all investment banking activities for financial institutions. Mr. Kelly also served as Managing Director and a member of the Management Committee of Merrill Lynch White Weld Capital Markets Group from 1980 to 1982 where he was responsible for all investment banking activities for financial institutions on a worldwide basis, and was also senior banker to Merrill Lynch & Co., the holding company for all Merrill Lynch interests. From 1978 to 1980 Mr. Kelly was Executive Vice President, Director and member of the Executive Committee of Blyth Eastman Dillon, where he was co-head of the Corporate Finance Department. He was responsible for all new business activities for the firm and headed the Financial Institutions Group. Among the other positions held by Mr. Kelly prior to 1978 include his positions from 1968 to 1975 as Vice President of The First Boston Corporation where he established the commercial paper department and was responsible for all corporate finance new business activities and as a partner, member of the management committee and head of investment banking for Prescott, Ball & Turbin from 1975 to 1978. Mr. Kelly is a member of the Board of Trustees of the University of Pennsylvania, a member of the Business School Advisory Board of the University of Auckland (NZ), and a member of the New Zealand Business Roundtable. In addition, he is a member of the Director’s Advisory Board of the Yale Cancer Center. He is a past director of American Life and Health Insurance Company of New York, The Chicago Sun-Times Corporation, Hydrox Corporation, Ltd. (New Zealand), MCR Corporation, and Porta Systems Corporation (ASE). He graduated from the University of Pennsylvania in 1962 and received an MBA in Finance from the Wharton School in 1964.

James D. Dunning, Jr. is our President and a member of our Board of Directors. Since April 2006 Mr. Dunning has been the Chairman of Doubledown Media, LLC, a multimedia platform and database company targeting high net worth individuals. In February 2009, Doubledown Media, LLC filed to liquidate under Chapter 7 of the United States Bankruptcy Code. Since January

1992, Mr. Dunning has served as Chairman of the Dunning Group, Inc., a private media company specializing in media leveraged buyouts. From April 2003 to March 2004, Mr. Dunning was a partner at Michaelson & Co., a hedge fund. From April 2000 to August 2001, Mr. Dunning was Chairman, President and CEO of Ziff Davis Media, Inc., a leading technology and Internet magazine publisher in the United States. Mr. Dunning led the management team that acquired Ziff-Davis Publishing Inc. from Ziff Davis Inc., and Softbank in December 1999. In August 1999 Mr. Dunning led the purchase of USA Pubs, Inc., a magazine subscription database and business acquisition company, and until August 2001 he served as the Chairman and CEO of USA Pubs, Inc. From January 1999 to August 1999 Mr. Dunning was the Chairman and CEO of EMAP Petersen. From 1996 until it was acquired in December 1999, Mr. Dunning served as Chairman, President and CEO of The Petersen Companies, Inc. He led the management team that purchased Petersen Publishing in September 1996 from its founder, Robert E. Petersen. During Mr. Dunning’s tenure at Petersen it developed from a publisher of special interest magazines into a complete marketing solutions company and one of the largest publishers of special-interest magazines in the U.S. In 1992, Mr. Dunning led the group that purchased Transwestern Publishing Company (a division of US West, Inc.) a yellow pages and database company. From 1992 to 1997 Mr. Dunning served as Chairman and CEO of Transwestern Publishing Company. While at Transwestern Publishing Company, Mr. Dunning led the buyout of SRDS, a media database and directory business and served as the Chairman of the Board from 1994 to 1995. In 1987 he led a buyout of Yellow Book, which went public as Multi-Local Media Information Group (Yellow Book), a public yellow pages and directory company and served as Chairman, President and CEO until 1992. From 1985 to 1986, Mr. Dunning served as Executive Vice President for Ziff Davis Communications, Inc. Prior to establishing his buyout businesses, Mr. Dunning was an investment banker from 1982 to 1985 at Thomson McKinnon Securities, Inc., one of the leading investment banking firms during that time. He served as Senior Vice President and Director of Corporate Finance and was in charge of the firms mergers and acquisitions practice and venture capital and leveraged leasing groups. Mr. Dunning is a member of the Board of Trustees of the University of Pennsylvania and an Overseer of Athletics at the University of Pennsylvania. He is also a member of the Board of Trustees of Deerfield Academy. He is a member of the audit committees of both the University of Pennsylvania and Deerfield Academy. He is a Director of TennAids-Peer Corp. He graduated from the Wharton School of Business at the University of Pennsylvania in 1970 with a B.S. in Economics.

Alan G. Hassenfeld has been a member of our board of directors since our inception. Since 1989, Mr. Hassenfeld has been Chairman of the Board of Hasbro, Inc., one of the largest toy manufacturers in the world. The substantial majority of Hasbro’s products are manufactured in China. From 1989 until May 2003 Mr. Hassenfeld also served as the Chief Executive Officer of Hasbro and from 1989 to 1999 he served as President of Hasbro. Mr. Hassenfeld is also a director of salesforce.com, a provider of on-demand customer relationship management services. He serves on the Board of Trustees at Bryant University and the University of Pennsylvania, on the Board of Overseers of the Harvard School of Public Health, as a member of the Executive Committee of the Dean’s Council at Harvard University’s John F. Kennedy School of Government, and as Trustee Emeritus at Brown University. Mr. Hassenfeld serves as Chairman of the World Scholar Athlete Games and The Jerusalem Foundation; Co-Chairman of the governing body of the International Council of Toy Industries CARE Process; Chief Advisor of the Chinese Toy Association; Chairman of Rhode Island Separation of Powers (RISOP); and as director of Operation Smile, Refugees International, the Hasbro Charitable Trust, and Miriam Hospital. He has received honorary degrees from Bryant College, Roger Williams University, Johnson and Wales University, Rhode Island College and Waterford Institute of Technology (Ireland). He graduated from the University of Pennsylvania in 1970. Mr. Hassenfeld is a former chair of the College House Advisory Board at the University of Pennsylvania and a former member of the Board of Overseers of the School of Arts and Sciences. Mr. Hassenfeld established the Hassenfeld Undergraduate Education Fund for Urban Studies and created the Hassenfeld Humanities Term Professorship, both in the School of Arts and Sciences at the University of Pennsylvania.

Gregory E. Smith has been a member of our board of directors since our inception. Mr. Smith is the President and CEO of Cicada, which he founded in 1998. Cicada provides data management technology and compliance solutions to financial institutions, exchanges and data vendors. Cicada operates its principal software development operations in Hong Kong and Shenzen, China. Prior to founding Cicada, Mr. Smith served as Senior Vice President for Content at Dow Jones Markets (Telerate) from 1997 until Dow Jones Markets was sold to Bridge Information Systems, Inc. As Senior Vice President for Content, Mr. Smith was responsible for all content created, licensed, contributed to, or otherwise distributed by Dow Jones Markets. Mr. Smith was a member of the Executive Committee of Dow Jones Markets. Before joining Dow Jones, Mr. Smith was President of Indepth Data Inc., from its founding in 1985 until June 1997, when Indepth was sold to Dow Jones & Company. Indepth Data, founded by Mr. Smith, produced and distributed comprehensive coverage of the taxable fixed income markets in the United States and the government and Eurobond markets in Europe. Prior to establishing Indepth Data in 1985, Mr. Smith was an investment banker at Thomson McKinnon, where he was a Vice President covering the financial services sector and technology. Prior to joining Thomson McKinnon in 1983, Mr. Smith was an investment banking associate with E. F. Hutton. Prior to joining E.F. Hutton in 1981 Mr. Smith was in the doctoral program of the University of Chicago Graduate School of Business. Mr. Smith is a 1978 graduate of Brown University where he received honors in Economics.

Xiao Feng has been a member of our board of directors since our inception. Mr. Feng is the founder of Bosera Asset Management Co., Ltd., one of the largest fund management companies in China. He established Bosera Asset Management in 1998 and has served as vice chairman and president of Bosera Asset Management since its inception. Prior to the establishment of Bosera, Mr. Feng was deputy director of the China Securities Regulatory Commission’s Shenzhen Office, where he was responsible for supervising the business practice of securities firms in Shenzhen, one of the country’s financial centers. Prior to that, he worked with the People’s Bank of China Shenzhen Office, as well as Shenzhen Konka Group. Mr. Feng received a Ph.D. from Nankai University.

In 2000, the China Securities Regulatory Commission launched an investigation into Bosera Asset Management Co., Ltd. (“Bosera”), a fund management company founded by Mr. Feng. The investigation closed in February 2002 with an order to rectify the violation of self-trading rules by Bosera and certain of its employees. No administrative action was taken against Mr. Feng as a result of this investigation. During the investigation Mr. Feng remained Vice Chairman of Bosera, his license to engage in the fund management business was suspended and he stepped down from his post as CEO. At the conclusion of the investigation, PRC regulatory authorities approved Mr. Feng’s return to the position of CEO of Bosera Asset Management Co., Ltd. and his license was reinstated.

Cheng Yan Davis has been a member of our board of directors since our inception. Since 1993, Ms. Davis has been the Vice Dean of International Programs and Development at the University of Pennsylvania Graduate School of Education (GSE International). GSE International was established by Ms. Davis in 1993, and was the first international programs office among Ivy League graduate schools of education in the U.S. Ms. Davis also serves as a Special Advisor to the President of the University of Pennsylvania on internationalization efforts. GSE International has developed many specialized training programs for groups ranging from government officials and university presidents to finance executives and corporate CEOs. Among these programs are training programs for Chief Executive Officers and leading executives in the Chinese securities and mutual fund industries, created in conjunction with the Wharton School. Over the past three years, the Penn-Securities Association of China Program and the Penn-China Mutual Fund CEO Leadership Program have trained over one hundred Chinese executives in the latest theories and practices of the U.S. finance sector. Since 1998, Ms. Davis has worked with Morgan Stanley on the International Conference on Higher Education Management in Shanghai, the establishment of the China Center, which focuses on management training for U.S.—China joint ventures, and the China Pension Program, which works with the state council of China in designing the architecture and training of a senior workforce in comprehensive pension management. Ms. Davis has also worked with CIGNA and Lucent Technologies on various professional education projects since 1997, designing a variety of training and professional development programs. Ms. Davis also serves as an advisor on quality workforce standards for the Shanghai Municipal Government and the Shanghai Foreign Trade Commission. Since 1997, Ms. Davis has been invited to the Shanghai’s Mayor’s International Advisory Council as a special observer and to offer suggestions on Shanghai human resource development and workforce training. Ms. Davis has also been invited to custom design new programs for China Telecom and China Industrial Commercial Bank. These programs were designed in preparation of China’s entry into the World Trade Organization. Ms. Davis initiated former President Jiang Zemin’s visit to the University of Pennsylvania in 1997. Ms. Davis is a board member of the New York Film Academy, Senior Advisor to Motorola and Oracle on international government relations, and Advisor Professor to East China Normal University. In addition, she has served as the Senior Observer for the Shanghai International Business Leaders Advisory Council for the past fifteen years. She has received numerous recognitions for her many contributions, including the first-ever PennGSE Alumni Pioneers Award. Ms. Davis has a degree in Russian and English from Shichuan Foreign Language University in China and an Ed D in Education from the Graduate School of Education at the University of Pennsylvania.

Special Advisors

Our special advisors will not participate in managing our operations. We have no arrangements or agreements with our special advisors to provide services to us. We expect that our special advisors will simply provide advice, introductions to potential targets, and assistance to us, at our request, only if they are able to do so. Nevertheless, we believe with their business backgrounds and extensive contacts, our special advisors will be helpful to our search for a target business and our consummation of a business combination.

Soopakij (Chris) Chearavanont has been a special advisor to the company since our inception. Since 1993, Mr. Chearavanont has been a Director and the Chairman of True Visions Public Company Limited (formerly United Broadcasting Corporation Public Company Limited), the largest cable and satellite television operator in Thailand. Since 1995, Mr. Chearavanont has been a Director and the Chairman of Chia Tai Enterprises International Ltd., a holding company for agricultural, property and retail businesses. Since 1995, Mr. Chearavanont has been the Vice Chairman of Charoen Pokphand Group—Real Estate and Land Development Business (Thailand). Since 1995, Mr. Chearavanont has been a Director and Chairman of Fortune Leasing Company Ltd., a car leasing company, Mass Gain Investments Ltd., an investment company, Beijing Lotus Supermarket Chain Store Co., Ltd., a retail company, Chia Tai Lotus (Shanghai) Company Ltd., a retail company, and Shanghai Kinghill Ltd., a property company. Also since 1995, Mr. Chearavanont has been a Director and Vice Chairman of Chia Tai Vision Ltd., a Chinese television programming company. Mr. Chearavanont also serves on the Board of Directors of C.P. Seven-Eleven Public Company Ltd. and True Corporation Public Company Ltd. Since 2003, Mr. Chearavanont has been a member of Fudan Incentive Management Fund Committee of Fudan University. Mr. Chearavanont currently serves as a management committee member of Chia Tai International Center of Peking University and as an adviser of the Standing Committee on Public Health of Representatives. Mr. Chearavanont was awarded with Bai Yu Lan from Shanghai Government in 2006. Since 2005, Mr. Chearavanont has been Vice President of Thai-Chinese Promotion of Investment and Trade Association. Since 2004, Mr. Chearavanont has been Vice President of Thailand Equestrian Federation. Mr. Chearavanont is a committee member of Cultural Promotion Fund of Office of The National Cultural Commission in Thailand. Since 2003, Mr. Chearavanont has been the Vice Chairman of Thailand—the PRC Business Council and the member of Young Thai Entrepreneurs Assembly. Since 1993, he has been a committee member on Youth, Women and the Elderly. Mr. Chearavanont has a B.S. in the College of Business and Public Administration of New York University.

Ruey Bin Kao has been a special advisor to our company since August 30, 2007. Since April 2005, Mr. Kao has been the President of Motorola (China) Electronics Ltd (Motorola). From June 2000 to April 2005, Mr. Kao was general manager at Motorola responsible for Motorola’s infrastructure business in Greater China. Prior to that, from 1993 until 2000, Mr. Kao was a Senior Manager at Motorola. Mr. Kao was also acting President of Motorola from August to December 2003. Prior to joining Motorola, Mr. Kao held various positions in AT&T Bell Labs in the United States and China. Mr. Kao is currently on the Board of Directors of Shenghua Group Corporation Ltd. Mr. Kao received his Doctor of Business Administration from Hong Kong Polytechnic University in 2005. Mr. Kao also has a master’s degree in Computer and Information Science from the University of Delaware and a bachelor’s degree in Computer Science from Tamkang University in Taiwan.

Director Independence

The NYSE Amex Equities (f/k/a the American Stock Exchange) (the “NYSE Amex”) requires that a majority of our Board must be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Company’s Board of Directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered to be independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has determined that each of Alan G. Hassenfeld, Gregory E. Smith, Xiao Feng and Cheng Yan Davis are “independent directors” as such term is defined in Rule 10A-3 of the Exchange Act and the rules of the NYSE Amex.

In making this determination, our Board of Directors considered the relationships that each non-employee director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In particular, our Board of Directors has determined that, Messrs. Hassenfeld, Smith, Feng and Ms. Davis fall within the safe harbor provisions of Rule 10A-3(e)(1)(ii) under the Exchange Act. The safe harbor provisions of Rule 10A-3(e)(1)(ii) exempts holders of 10% or less of any class of voting securities of an issuer from being deemed to be in control of, or an affiliate of, that issuer. Currently, Messrs. Hassenfeld, Smith, Feng and Davis each beneficially owns less than 10% of our outstanding common stock.

Our Board of Directors held four meetings during our fiscal year ended December 31, 2008, including action taken by unanimous written consent. During our fiscal year ended December 31, 2008, no director attended less than 75% of the aggregate number of Board of Directors meetings held or meetings of committees on which they served. We encourage all of our directors to attend our Annual Meeting of Stockholders. We plan to hold a Board of Directors meeting immediately following our Annual Meeting of Stockholders.

Audit Committee

Our Audit Committee consists of Gregory E. Smith, Alan G. Hassenfeld and Cheng Yan Davis, each of whom have been determined to be “independent” as defined in Rule 10A-3 of the Exchange Act and the rules of the NYSE Amex. The responsibilities of our Audit Committee includes:

•	meeting with our management periodically to consider the adequacy of our internal control over financial reporting and the objectivity of our financial reporting;

•

appointing the independent registered public accounting firm, determining the compensation of the independent registered public accounting firm and pre-approving the engagement of the independent registered public accounting firm for audit and non-audit services;

•

overseeing the independent registered public accounting firm, including reviewing independence and quality control procedures and experience and qualifications of audit personnel that are providing us audit services;

•

meeting with the independent registered public accounting firm and reviewing the scope and significant findings of the audits performed by them, and meeting with management and internal financial personnel regarding these matters;

•

reviewing our financing plans, the adequacy and sufficiency of our financial and accounting controls, practices and procedures, the activities and recommendations of the auditors and our reporting policies and practices, and reporting recommendations to our full Board of Directors for approval;

•

establishing procedures for the receipt, retention and treatment of complaints regarding internal accounting controls or auditing matters and, if applicable, the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters;

•	preparing the report required by the rules of the Securities and Exchange Commission (“SEC”) to be included in our annual proxy statement; and

•

monitoring compliance on a quarterly basis with the terms of our public offering and, if any noncompliance is identified, the Audit Committee is charged with the immediate responsibility to take all action necessary to rectify such noncompliance or otherwise cause compliance with the terms of our public offering.

The Audit Committee met four times in fiscal 2008. The report of the audit committee is included below. Immediately after the Annual Meeting, it is anticipated that Gregory E. Smith, Alan G. Hassenfeld and Cheng Yan Davis will be reappointed to the Audit Committee by the Board. A copy of the Audit Committee’s Charter is attached hereto as Exhibit A.

The Audit Committee is composed exclusively of “independent directors” who are “financially literate” as defined under the NYSE Amex rules. The NYSE Amex rules define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to the NYSE Amex that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board of Directors has determined that Gregory E. Smith satisfies the NYSE Amex’s definition of financial sophistication and also qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Compensation Committee

Our Compensation Committee consists of each of Gregory E. Smith, Alan G. Hassenfeld and Cheng Yan Davis, all of whom have been determined to be “independent” as defined in Rule 10A-3 of the Exchange Act and the rules of the NYSE Amex. The functions of our Compensation Committee include:

•	establishing overall compensation policies and recommending to our Board of Directors major compensation programs;

•	subsequent to our consummation of a business combination, reviewing and approving the compensation of our directors, including salary and bonus awards;

•	administering any employee benefit, pension and equity incentive programs; and

•	reviewing officer and director indemnification and insurance matters.

The compensation committee did not meet during fiscal 2008. Immediately after the Annual Meeting, it is anticipated that Gregory E. Smith, Alan G. Hassenfeld and Cheng Yan Davis will be reappointed to the compensation committee by our Board.

Governance and Nominating Committee

Our Governance and Nominating Committee consists of each of Gregory E. Smith, Alan G. Hassenfeld and Cheng Yan Davis, all of whom have been determined to be “independent” as defined in Rule 10A-3 of the Exchange Act and the rules of the NYSE Amex. The functions of our Governance and Nominating Committee include:

•	recommending qualified candidates for election to our Board of Directors;

•	evaluating and reviewing the performance of existing directors;

•	making recommendations to our Board of Directors regarding governance matters, including our amended and restated certificate of incorporation and charters of our committees; and

•	developing and recommending to our Board of Directors governance and nominating guidelines and principles applicable to us.

In accordance with the Governance and Nominating Committee Charter, our Governance and Nominating Committee may establish procedures for the nomination process and review with the Board from time to time the appropriate skills and characteristics of Board members. To date, formal procedures have not been established pending any business combination by the Company. We currently believe, however, that it is desirable to be flexible and open as to whom the Board might consider for Board membership. Generally, we believe that our Board member selection criteria would include integrity; high level of education and/or business experience; broad-based business acumen; understanding of the business and industry of any business combination we may effectuate; strategic thinking and willingness to share ideas; ability to work as a constructive member of a team for the benefit of stockholders; network of contacts; and diversity of experiences, expertise and background. If a stockholder wishes to suggest a proposed name for consideration as a nominee for Board membership at an Annual Meeting, the name of that nominee and related personal and other information, as indicated in our bylaws, should be forwarded to us, in care of the Company’s Chairman of the Board of Directors, generally at least 60 days before the Annual Meeting to assure time for meaningful consideration by the Board. Our Governance and Nominating Committee did not meet during fiscal 2008. Immediately after the Annual Meeting, it is anticipated that Gregory E. Smith, Alan G. Hassenfeld and Cheng Yan Davis will be reappointed to the Governance and Nominating Committee by our Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our directors, executive officers and persons who beneficially own 10% or more of our common stock file with the SEC initial reports of ownership and reports of changes in ownership of our stock and our other equity securities. To our knowledge, based solely on a review of the copies of such reports furnished to us, during the year ended December 31, 2008, all such filing requirements applicable to our directors, executive officers and greater than 10% beneficial owners were complied with.

Stockholder Communications to the Board

The Board of Directors does not have a formal process for stockholders to send communications to the Board. Due to the infrequency of stockholder communications to the Board, the Board does not believe that a formal process is necessary. Written communications to the Board, or any member of the Board, may be sent to the Board, or the individual Board member, at the Company’s executive offices at 1000 N. West Street, Suite 1200, Wilmington, Delaware 19801, and the Company will promptly circulate such communications to all members of the Board (or to those particular directors to whom such communication is specifically addressed). Such communications will be screened to the extent necessary in order to ascertain the intended recipients or appropriate recipients among the members of the Board.

Executive Compensation

None of our officers, directors or stockholders have received any compensation for services rendered to us and no compensation of any kind, including finder’s and consulting fees, will be paid to any such individuals, or any of their respective affiliates, for services rendered to us prior to or in connection with a business combination.

Report of the Audit Committee

The following report of the Audit Committee, covering our fiscal year ended December 31, 2008, shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulations 14A or 14C of the Commission, or the liabilities of Section 18 of the Exchange Act. Such Report shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

The primary purpose of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s internal controls and financial statements and the audit process. The Company does have an Audit Committee Charter. The Audit Committee members are of Gregory E. Smith, Alan G. Hassenfeld and Cheng Yan Davis.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, McGladrey & Pullen, LLP, are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions With Audit Committees, as modified or supplemented, and has discussed with the auditors the auditors’ independence.

Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee with regard to its oversight functions referred to below, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the Securities and Exchange Commission.

Respectfully submitted,

THE AUDIT COMMITTEE

Gregory E. Smith

Alan G. Hassenfeld

Cheng Yan Davis

Certain Relationships and Related Transactions

On July 16, 2007, our Chief Executive Officer, Paul K. Kelly and our President, James D. Dunning, Jr. purchased 3,450,000 of our shares for an aggregate purchase price of $28,750. Effective November 15, 2007, our Board of Directors authorized a stock dividend of 0.2 shares of common stock for each outstanding share of common stock, effectively lowering the purchase price to approximately $0.008 per share and increasing each stockholder’s holdings by 20% and the number of common shares issued to 3,450,000 (including up to 250,000 shares that were forfeited upon exercise of the underwriter’s over-allotment option). As a result of an increase in the size of our public offering, the November 15, 2007 stock dividend was effectuated in order to maintain our founders’ and special advisors’ ownership at a percentage of the number of shares to be outstanding after our public offering.

Subsequent to the issuance date, the foregoing persons transferred a portion of their shares to our other then current stockholders at a price per share equal to $0.01 per share.

On November 5, 2007, Paul K. Kelly, James D. Dunning, Jr., Alan G. Hassenfeld, Gregory E. Smith, Xiao Feng, Cheng Yan Davis, Soopakij (Chris) Chearavanont and Ruey Bin Kao agreed to purchase, for an aggregate purchase price of $2.75 million private placement warrants to purchase 2,750,000 share of common stock at a price of $1.00 per warrant. Paul K. Kelly and James D, Dunning, Jr. each purchased 941,875 warrants, Alan G. Hassenfeld purchased 495,000 warrants, Gregory E. Smith purchased 123,750 warrants, Cheng Yan Davis purchased 99,000 warrants and Xiao Feng, Soopakij (Chris) Chearavanont and Ruey Bin Kao each purchased 49,500 warrants.

Pursuant to a registration rights agreement between us and our founders and special advisors, our founders and special advisors will be entitled to certain registration rights. Specifically, (i) the private placement warrants and the underlying shares of common stock, will be entitled to certain registration rights commencing 90 days after the consummation of a business combination; and (ii) the existing stockholders’ common stock will be entitled to certain registration rights six months after the consummation of a business combination. We are only required to use our best efforts to cause a registration statement relating to the resale of such securities to be declared effective and, once effective, only to use our best efforts to maintain the effectiveness of the registration statement. The holders of warrants do not have the rights or privileges of holders of our common stock or any voting rights until such holders exercise their respective warrants and receive shares of common stock. Permitted transferees that receive any of the above described securities from our founders will, under certain circumstances, be entitled to the registration rights described herein. We will bear the expenses incurred in connection with the filing of any such registration statements.

We agreed to pay Stuart Management Co., an affiliate of Paul K. Kelly, a total of $10,000 per month for office space, administrative services and secretarial support for a period commencing on November 16, 2007, and ending on the earlier of our consummation of a business combination or our liquidation. This arrangement was agreed to by Stuart Management Co. for our benefit and is not intended to provide Stuart Management Co. compensation in lieu of a management fee. We believe that such fees are at least as favorable as we could have obtained from an unaffiliated third party. Effective June 1, 2009, the Company deferred its monthly payment of $10,000.

Paul K. Kelly and James D. Dunning, Jr. have each provided us with loans in the amount of $122,366. Alan G. Hassenfeld has provided us with a loan in the amount of $71,827, Gregory E. Smith has provided us with a loan in the amount of $16,702, Cheng Yan Davis has provided us with a loan in the amount of $13,360, and Xiao Feng, Soopakij (Chris) Chearavanont and Ruey Bin Kao have each provided us with loans in the amount of $7,183 or $368,169 in total. These loans were provided to pay the expenses of our public offering, and certain accounting and legal fees and expenses. The loans were repaid out of the proceeds of our public offering.

We will reimburse our officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. Subject to availability of proceeds not placed in the trust account and up to an aggregate of $3.2 million of the interest income, net of taxes, on the balance in the trust account to be released to us, there is no limit on the amount of out-of-pocket expenses that could be incurred. This formula was a result of a negotiation between us and the underwriters and was meant to help maximize the amount of money in the trust account that would be returned to the investors if we do not consummate a business combination within the permitted time. Our Audit Committee will review and approve all expense reimbursements made to our directors and any expense reimbursements payable to members of our Audit Committee will be reviewed and approved by our Board of Directors, with the interested director or directors abstaining from such review and approval. To the extent such out-of-pocket expenses exceed the available proceeds not deposited in the trust account, such out-of-pocket expenses would not be reimbursed by us unless we consummate a business combination.

Other than the $10,000 per month administrative fees, described above, and reimbursable out-of-pocket expenses payable to Stuart Management Co., no compensation or fees of any kind, including finders and consulting fees, will be paid to any of our directors, or to any of their respective affiliates for services rendered to us prior to or with respect to the business combination.

After a business combination, any of our directors who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely that the amount of such compensation will be known at the time of a stockholder meeting held to consider a business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

Our Board of Directors has approved the procedure whereby all ongoing and future transactions between us and any of our directors or their respective affiliates, including loans by our directors, will be on terms believed by us at that time, based upon other similar arrangements known to us, to be no less favorable than are available from unaffiliated third parties. Such transactions or loans, including any forgiveness of loans, will require prior approval in each instance by a majority of our uninterested “independent” directors, to the extent we have independent directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. It is our intention to obtain estimates from unaffiliated third parties for similar goods or services to ascertain whether such transactions with affiliates are on terms that are no less favorable to us than are otherwise available from such unaffiliated third parties. If a transaction with an affiliated third party were found to be on terms less favorable to us than with an unaffiliated third party, we would not engage in such transaction.

PROPOSAL 2—RATIFICATION OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Board of Directors will submit to the stockholders for their vote at the Annual Meeting a proposal to ratify the appointment of McGladrey & Pullen, LLP (M&P), as the Company’s independent registered public accountants. As previously disclosed in our public filings, a majority of the partners of Goldstein Golub Kessler LLP (GGK) became partners of M&P. As a result, GGK resigned as auditors of the Company effective January 9, 2008 and M&P was appointed as our independent registered public accounting firm for the year ended December 31, 2007. From June 22, 2007 (inception) through January 8, 2008, 2007, the firm of Goldstein Golub Kessler LLP (“GGK”) was our principal accountant. GGK had a continuing relationship with RSM McGladrey, Inc. (‘RSM”), from which it leased auditing staff who were full time, permanent employees of RSM and through which its partners provided non-audit services. GGK had no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of GGK. GGK managed and supervised the audit and audit staff, and was exclusively responsible for the opinion rendered in connection with its examination.

The Audit Committee of the Company’s Board of Directors, under authority granted by the Company’s Board of Directors, has appointed M&P as the Company’s independent registered public accountants to examine the Company’s financial statements for the fiscal year ending December 31, 2009, and to render other professional services as required.

The Company’s bylaws do not require that the stockholders ratify the appointment of M&P as the Company’s independent registered public accounting firm. The Company is asking its stockholders to ratify this appointment because it believes such a proposal is a matter of good corporate practice. If the stockholders do not ratify the appointment of such accounting firm, the Audit Committee will reconsider whether or not to retain M&P, as the Company’s independent registered public accounting firm, but may determine to do so. Even if the appointment of M&P is ratified by the stockholders, the Audit Committee may change the appointment at any time during the year if it determines that a change would be in the best interest of the Company and its stockholders.

A representative of M&P is expected to be present at the Annual Meeting. Such representative will have an opportunity to make a statement if he or she desires, and will be available to answer appropriate questions.

M&P and GGK, have billed the Company as follows for the years ended December 31, 2008 and 2007:

Fee Category	2008	2007

Audit fees – McGladrey & Pullen, LLP	$58,500	$31,000

Audit fees – Goldstein Golub Kessler LLP	$—	$10,000

Tax Fees – RSM McGladrey, Inc.	$7,000	$4,000

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of the Company’s financial statements and review of the interim financial statements included in our quarterly report on Form 10-Q and services rendered in connection with our registration statement on Form S-1.

Audit-Related Fees

We did not incur any audit-related fees with M&P or GGK for the year ended December 31, 2008.

Tax fees

We incurred tax fees with RSM McGladrey, Inc., an entity associated with McGladrey & Pullen, LLP and GGK in connection with the preparation of our 2008 and 2007 tax returns.

All Other Fees

We did not incur fees with M&P or GGK for other professional services rendered for the year ended December 31, 2008.

Pre-Approval of Services

In accordance with Section 10A(i) of the Securities Exchange Act of 1934, before we engage our independent accountant to render audit and non-audit services, the engagement has been and will be approved by our Audit Committee. Prior to such time, our Board of Directors, as a whole, functioned as our audit committee. Any and all fees and services described above under “audit related fees”, “tax fees”, and “all other fees” during fiscal years 2008 and 2007 were pursuant to an engagement approved by the Audit Committee, as described above.

The affirmative vote (either in person or by proxy) of a majority of the shares of the Company’s common stock present at the Annual Meeting will be required to approve the proposal to ratify the Company’s independent registered public accounting firm, and proxies will be voted for this proposal, absent contrary instructions.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO RATIFY THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

STOCKHOLDER PROPOSALS

Stockholders who, in accordance with Rule 14a-8 under the Exchange Act, wish to present proposals for inclusion in the Company’s proxy statement in connection with next year’s annual meeting must submit their proposals so that they are received by the Company at its principal executive offices no later than the close of business on February 23, 2010. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at the next year’s annual meeting (including director nominations or other proposals), the proposal must be submitted to the Company its principal executive offices no earlier than April 23, 2010 and no later than the close of business on May 24, 2010. Even if a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules.

In submitting proposals, stockholders must comply with the Company’s advance notice provisions contained in its bylaws (including without limitation, the timing and information requirements contained in the bylaws), as well as and the rules promulgated by the SEC relating to stockholder proposals. The Company will provide a copy of the advance notice provisions from its bylaws without charge upon written request. Stockholder proposals and requests for copies of the advance notice provisions should be addressed to China Holdings Acquisition Corp., 1000 N. West Street, Suite 1200, Wilmington, Delaware 19801.

ANNUAL REPORT

WE WILL PROVIDE TO THE RECIPIENTS OF THIS DOCUMENT, UPON WRITTEN REQUEST AND WITHOUT CHARGE, ADDITIONAL COPIES OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008. Written requests for the Annual Report should be addressed to China Holdings Acquisition Corp., 1000 N. West Street, Suite 1200, Wilmington, Delaware 19801.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented at the Annual Meeting. If any other matter properly comes before the Annual Meeting, or postponement or adjournment thereof, requiring a vote of the stockholders, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with the recommendations of management, unless such authority has been withheld.

Kindly date, sign and return the enclosed proxy card.

By Order of the Board of Directors

/s/ Paul K. Kelly
Paul K. Kelly, Chief Executive Officer and Chairman of the Board of Directors

Dated: June 23, 2009

Exhibit A

AUDIT COMMITTEE CHARTER

OF

CHINA HOLDINGS ACQUISITION CORP.

MISSION STATEMENT

The Audit Committee of China Holdings Acquisition Corp. (the “Company”) has been established by the board of directors of the Company (the “Board”) to assist the Board in fulfilling its responsibilities to oversee the Company’s financial and accounting operations. The Audit Committee will review and be responsible for, among other things, the Company’s system of internal controls, its financial reporting process, the audit process, and the Company’s processes for monitoring compliance with laws and regulations. In performing its duties, the Audit Committee will maintain effective working relationships with the Board, management, the Company’s internal auditors, and the independent auditors. The Audit Committee will confirm with the independent auditor its understanding that it has access to the Audit Committee at any time.

ORGANIZATION AND MEETINGS

Audit Committee Composition

The Audit Committee shall consist of such number of members as the Board shall determine, but in no event less than two members until the first anniversary of the effective date of the Company’s initial public offering, after which the Audit Committee shall consist of not less than three members. The Board shall designate one member of the Audit Committee to be the Chairperson. Each member of the Audit Committee must be independent, as defined under applicable Securities and Exchange Commission (“SEC”) and stock exchange rules and regulations as they currently exist and as they may be amended from time to time.

Each member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement or, if and so long as permitted under applicable stock exchange rules, become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Audit Committee members shall have such other qualifications as the Board may from time to time deem appropriate in light of the mission of the Audit Committee.

At least one member of the Audit Committee shall qualify as a “audit committee financial expert” in compliance with the requirements established under applicable SEC and stock exchange laws and regulations as they currently exist and as they may be amended from time to time.

Notwithstanding anything to the contrary in this charter, if permitted by applicable SEC and stock exchange laws and regulations in effect from time to time, one director who (i) is not independent as defined under applicable stock exchange rules, and (ii) is not a current employee or an immediate family member (as defined under applicable stock exchange rules) of such employee, may be appointed to the Audit Committee if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required in the best interests of the Company and its stockholders. In such event, the Board will disclose in the Company’s next annual proxy statement the nature of that director’s relationship with the Company and the reasons for that determination.

If the Company fails to comply with the Audit Committee composition requirements under applicable SEC and stock exchange rules and regulations, the Company shall have an opportunity to cure such defect as provided under such rules.

Term; Meetings

The Committee shall meet at least quarterly, or more frequently as it deems appropriate and as circumstances dictate. Any member of the Committee may call a special meeting of the Committee. Meetings of the Committee may be held telephonically.

The Committee shall periodically meet with each of management (including the Chief Financial Officer) and the independent auditors (including the audit engagement partner) in separate executive sessions to discuss any matters that the Committee or each of these groups believe would be appropriate to discuss privately. In addition, the Committee expects to meet with the independent auditors and management quarterly to review the Company’s financial statements.

The Committee may invite to its meetings any director, member of management of the company and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

ROLE AND RESPONSIBILITIES

The Committee’s primary responsibility is one of oversight and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and that the independent auditors are responsible for auditing those financial statements. The Committee also recognizes that financial management, as well as the independent auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditor’s work. The Committee shall also perform any other activities consistent with this Charter as the Audit Committee or the Board deems necessary or appropriate or as may be required under applicable SEC and stock exchange rules and regulations in effect from time to time.

The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services provided that the decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

Corporate Governance

1.	Report on its meetings, proceedings and other activities at each regularly scheduled meeting of the Board, to the extent appropriate.

2.	Review and reassess the adequacy of this Charter at least annually. Submit changes to this Charter to the Board for approval.

3.	Review and approve all transactions with affiliates, related parties, directors and executive officers.

4.	Review the procedures for the receipt and retention of, and the response to, complaints received regarding accounting, internal control or auditing matters.

5.	Review the procedures for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

6.	Review with management and the independent auditors, at least once annually, all correspondence with regulatory authorities and all employees complaints or published reports that raise material issues regarding the financial statements or accounting policies.

Independent Auditors

7.	Appoint, compensate, retain and oversee the work of any independent auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of conducting the annual audit of the Company’s books and records, preparing or issuing an audit report or performing other audit review or attest services for the Company.

8.	Obtain and review, at least once annually, a report by the independent auditors describing (i) their internal quality control procedures, (ii) any material issues raised by the most recent internal quality control review or peer review or by any inquiry or investigation by any governmental or professional authority within the preceding five years, in each case with respect to one or more independent audits carried out by them, (iii) all material steps taken to deal with any such issues and (iv) all relationships between them and the Company.

9.	Review annually the independence of the independent auditors by (i) receiving from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company in accordance with Independence Standards Board Standard No. 1, (ii) discuss with the independent auditors all disclosed relationships between the independent accounts and the Company and all other disclosed relationships that may impact the objectivity and independence of the independent auditors and (iii) discussing with management its evaluation of the independence of the independent auditors.

10.	Obtain from the independent auditors assurance that the lead audit partner and the audit partner responsible for reviewing the audit have been and will be rotated at least once every five years and each other audit partner has been and will be rotated at least once every seven years, in each case, in accordance with Section 10A of the Securities Exchange Act of 1934, as amended (the “Act”) and the rules promulgated thereunder.

11.	Review and pre-approve, all audit, review or attest services (including comfort letters in connection with securities underwritings and tax services) and all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Exchange Act and the rules promulgated thereunder, and, in connection therewith, the terms of engagement. The Audit Committee may designate one member to approve such non-audit services, but that member must inform the Audit Committee of the approval at the next meeting of the Audit Committee. All such approvals and procedures must be disclosed in periodic reports filed with the SEC.

12.	Review and approve all compensation to the independent auditors for all audit and non-audit services.

13.

Review regularly with the independent auditors any audit problems or difficulties and management’s response, including restrictions on the scope of activities of the independent auditors or access by the independent auditors to requested information, and significant disagreements between the independent auditors and management.

14.	Present conclusions with respect to the independent auditors to the Board.

Audits and Accounting

Before the commencement of the annual audit, the Audit Committee will meet with financial management and the independent auditor to review and approve the plan, scope, staffing, fees and timing of the annual audit. The Audit Committee shall:

1.	After completion of the audit of the financial statements, review with management and the independent auditors the results of the audit, the audit report, the management letter relating to the audit report, all significant questions (resolved or unresolved) that arose and all significant difficulties that were encountered during the audit, the disposition of all audit adjustments identified by the independent auditors, all significant financial reporting issues encountered and judgments made during the course of the audit (including the effect of different assumptions and estimates on the financial statements) and the cooperation afforded or limitations (including restrictions on scope or access), if any, imposed by management on the conduct of the audit.

2.	Review, prior to filing, all annual reports on Form 10-K and all quarterly reports on Form 10-Q, to be filed with the SEC. Discuss with management and the independent auditors, where practicable, prior to filing, the financial statements (including the notes thereto) and the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

3.	Review with management and the independent auditors, at least annually, (i) all significant accounting estimates, (ii) all significant off balance sheet financing arrangements and their effect on the financial statements, (iii) all significant valuation allowances and liability, restructuring and other reserves, (iv) the effect of regulatory and accounting initiatives, and (v) the adequacy of financial reporting.

4.	Review with management and the independent auditors all reports delivered by the independent auditors in accordance with Section 10A(k) of the Securities Exchange Act of 1934 with respect to critical accounting policies and practices used, alternative treatments of financial information available under GAAP and other written communications (including letters under SAS No. 50) between the independent auditors and management, together with their ramifications and the preferred treatment by the independent auditors.

5.	Discuss with the independent auditor and management the independent auditor’s judgment about the quality, not just the acceptability, of the Company’s accounting principles, as applied in the Company’s financial reporting in accordance with SAS No. 61.

6.

Review and discuss with management and the independent auditors the Company’s earnings press releases (paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. This review may be generally of disclosure and reporting policies. The Committee need not discuss in advance each earnings press release or each instance in which the Company may provide earnings guidance.

7.	Prepare the report required by the SEC to be included in the Company’s annual proxy statement and any other reports of the Audit Committee required by applicable securities laws or stock exchange listing requirements or rules.

Monitoring of Internal Controls Systems

1.	Meet separately in executive session, at least annually, with the Company’s principal accounting officer to discuss:

a)	the scope of internal accounting and auditing procedures then in effect;

b)	the Company’s means for monitoring compliance by Company personnel with Company policies and procedures and applicable law; and

c)	the extent to which recommendations made by the principal accounting officer or independent auditor have been implemented.

2.	Review, based upon the recommendation of the independent auditors and financial management, the scope and plan of the work to be done by the internal audit group and the responsibilities, budget and staffing needs of the internal audit group.

3.	Review on an annual basis the performance of the internal audit group.

4.	In consultation with the independent auditors and the internal audit group, the accounting and financial controls, review the adequacy of the Company’s internal control structure and procedures designed to insure compliance with laws and regulations, and any special audit steps adopted in light of material deficiencies and controls.

5.	Review (i) the internal control report prepared by management, including management’s assessment of the effectiveness of the design and operation of the Company’s internal control structure and procedures for financial reporting, as well as the Company’s disclosure controls and procedures, with respect to each annual and quarterly report that the Company is required to file under the Securities Exchange Act of 1934 and (ii) the independent auditors’ attestation, and report, on the assessment made by management.

Other

1.	Engage and determine funding for independent counsel and other advisors as it determines necessary to carry out its duties.

2.	Conduct any and all investigations it deems necessary or appropriate.

CHINA HOLDINGS ACQUISITION CORP.

Annual Meeting of Stockholders

July 23, 2009

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder of China Holdings Acquisition Corp. (the “Company”) hereby appoints Paul K. Kelly and James D. Dunning, Jr., or either of them, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to vote all such shares of the Company as to which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company and at all adjournments or postponements thereof, to be held at 50 Main Street, Suite 1000, White Plains, New York 10606, on July 23, 2009 at 12:00 p.m. Eastern Time, in accordance with the following instructions:

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2.

(DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED)

CHINA HOLDINGS ACQUISITION CORP.

ANNUAL MEETING OF STOCKHOLDERS

JULY 23, 2009

1.	ELECTION OF DIRECTORS:

1. Paul K. Kelly	2. James D. Dunning, Jr.	3. Alan G. Hassenfeld	4. Gregory E. Smith	5. Xiao Feng	6. Cheng Yan Davis

☐ FOR all nominees listed above (except as specified below)
☐ WITHHOLD AUTHORITY to vote for all nominees listed above

To withhold authority to vote for any indicated nominee(s), write the number(s) in the box provided to the right:

☐  ☐  ☐  ☐  ☐  ☐

2.	RATIFICATION OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

To approve the proposal to ratify McGladrey & Pullen, LLP, as the Company’s independent registered public accounting firm.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	OTHER BUSINESS:

To act upon such other business as may properly come before the Annual Meeting and any and all adjournments or postponements thereof.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Check appropriate box and indicate changes below:

☐ Address Change? ☐ Name Change?

SIGNATURE(S)
(Please sign exactly as your name appears on the Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or partner, please give full title as such. If a corporation, please sign in full corporate name by president or by other authorized officer. If a partnership, please sign in partnership name by authorized person.)

Date:
Number of Shares: